Lord Abbett

U.S. Government
Securities Fund

1995 ANNUAL REPORT


A portfolio designed
to help you with your
current income needs

Lord Abbett U.S.

                       U.S. Government securities--among all income-producing investments available--have the top investment grade and thus carry the least credit risk. Lord Abbett U.S. Government Securities Fund, with $3.3 billion in assets, is actively managed in an effort to maintain its long-standing record of high dividends for shareholders and to produce attractive total returns over the long term.


INVESTMENT STRATEGY    The Fund invests in obligations issued or guaranteed by
                       the U.S. Government, its Agencies and Instrumentalities.


HONORABLE MENTION      Here is what Mutual Funds Magazine had to say about the
                       Fund in its December 1995 issue: "...[The Fund's] conservative mid-maturity strategy enables the portfolio to offer a high current yield (for a Government bond fund) with reasonably low risk..." "...Lord Abbett U.S.
                       Government Securities Fund has either matched or slightly outperformed its peers each year over the last decade
                       [10/85-10/95]."


AVERAGE ANNUAL         The Fund's long-term record outpaced other high-quality,
RATES OF TOTAL RETURN  fixed-income investments and inflation



Average annual compound returns for the periods ended 12/31/95 at the 4.75% maximum sales charge, with all distributions reinvested:

SEC RETURNS

                        1 YEAR:    10.10%
                        5 YEARS:    7.63%
                       10 YEARS:    8.38%

                       The Fund's SEC yield for the 30 days
                       ended 12/31/95 was 4.91%.

Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD s rate and principal are guaranteed if held to maturity. The FDIC insures CDs up to $100,000.

The results quoted herein represent past performance which is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) At net asset value

[PHOTO OF RONALD P. LYNCH]

Ronald P. Lynch
Chairman

[PHOTO OF ROBERT S. DOW]

Robert S. Dow
President

December 12, 1995


Report to Shareholders
For the Fiscal Year Ended November 30, 1995

Lord Abbett U.S. Government Securities Fund ended fiscal 1995 on November 30 with net assets of $3.3 billion. The Fund's distribution rate was 8.35% based on the November 30 per-share net asset value of $2.73, and 7.94% based on that same day's maximum offering price of $2.87 (these rates are based on the monthly dividend of $.019 per share, annualized). The Fund's total return (the percent change in net asset value assuming the reinvestment of all distributions) was 14.9% for the fiscal year.

After a surge last fall that heightened inflation concerns, the economy slowed during the winter in response to credit restraints by the Federal Reserve. Since December, the economy grew at an annual rate of 2 1/2%, excluding the effects of inflation. Inflation, as measured by the Consumer Price Index, averaged under 3% annually and slowed to 2% more recently. It appears that the Federal Reserve was successful in its mission to moderate economic growth and contain inflation, creating a favorable environment for the fixed-income markets (and your Fund). The yield on the 30-year Treasury bond fell to approximately 6% from more than 8% last November.

Despite the U.S. economy's continued expansion over the last five years, inflation remained well behaved. Several factors helped keep inflation in check. Labor cost increases, the largest component in the inflation pricing mechanism, have been moderate as corporations cut the fat and used more efficient capital equipment. Additionally, consumers resisted price increases, thereby forcing companies to hold prices down.

We believe the Federal Reserve will continue to be vigilant in keeping inflation from becoming imbedded in the economy. We are optimistic that inflation will remain low in 1996, especially if there is real progress made toward reducing the U.S. deficit. Reducing deficit spending on a national level significantly reduces competition for capital. If more capital is available for the private sector, interest rates are kept low, promoting low inflation.

Your Fund benefited from a favorable inflation and interest-rate environment this year. The Fund continued to invest in mortgage-related securities, because they offered additional yield over other fixed-income securities. In particular, low prepayment securities were emphasized to reduce the reinvestment risk. (Certain mortgage-backed securities have been negatively impacted by this high prepayment environment, which forced investors to reinvest proceeds at lower rates.) The average life of the Fund was increased to take advantage of the move to lower interest rates.

"Your Fund benefited from a favorable inflation and interest-rate environment this year."

At the close of the year, long-term, mortgage-related U.S. Government securities comprised 61% of the Fund s portfolio. The balance was invested in U.S. Treasury and Agency notes and bonds. The average maturity of the portfolio was 7 years, 9 months.

We are pleased to announce that the Fund's Board of Directors elected Robert
S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, is the Firm's Chief Investment Officer. Zane E. Brown, the director of our fixed-income department, has assumed portfolio management responsibilities of your Fund from Mr. Dow.

The Fund seeks to minimize the negative effects of rising interest rates and to benefit from the positive effects of declining interest rates. While there is no guarantee that the Fund's net asset value will be preserved in extreme interest-rate environments, the Fund's long-term investors have been rewarded with positive total returns in the past. We are pleased that the Fund is a part of your investment portfolio and remain committed to helping you achieve your financial goals in 1996 and beyond.

Total Return is Important to Fixed-Income Investors

Over the last 10 years, an investment in the Fund provided relatively stable dividend income and, assuming the reinvestment of all distributions, grew by 128.6%. The Fund surpassed the increase in inflation (as measured by the Consumer Price Index) over the last 10 years.


How the Fund(1) Compares Against Inflation
Growth of $100,000: 12/1/85--11/30/95

Date           The Fund            Inflation
12/01/85      $ 96119             $100000
11/30/86       113430              101284
11/30/87       113832              105872
11/30/88       124806              110367
11/30/89       139347              115505
11/30/90       150238              122752
11/30/91       171802              126422
11/30/92       187683              130275
11/30/93       207756              133761
11/30/94       198941              137339
11/30/95       228567              140917

Annual Total Returns(1) Based on Calendar Year

                           1986     1987    1988    1989     1990    1991     1992    1993    1994    1995
Annual Total Return(1)     +15.0%   +1.6%   +7.8%   +12.7%   +9.3%   +16.9%   +7.1%   +9.2%   -4.3%   +15.7%

(1) Total return shown reflects the percent change in value with both dividends and capital gains distributions reinvested. In How the Fund Compares Against Inflation, results reflect the deduction of the 3.75% sales charge for investments of $100,000. In Annual Total Returns, results are at net asset value. Net asset value purchases are available for investments of $1 million or more. For performance at the maximum sales charge, see inside front cover. See Important Information on page 4.

High Total Return Relative to Risk

Standard deviation is an industry measure of volatility or risk. The higher the number, the greater the risk. Compared to the unmanaged index shown, the Fund generated competitive returns with comparatively lower risk.

                                            Average       Risk
                                            Annual      Standard
  12/31/85-12/31/95                      Total Return   Deviation
 . Lord Abbett U.S. Government
  Securities Fund(1)                          8.92%       5.84%
 . Lehman Brothers Long
  Government Bond Index(2)                   11.75%      10.75%
 . Average of U.S. Government Funds(3)         8.18%       5.16%

(1)    Based on net asset value.
(2)    Unmanaged.
(3)    Source: Lipper Analytical Services.
       See SEC-required information on inside front cover.


Who Owns the Fund?

Investor Profile of Lord Abbett U.S. Government Securities Fund
Fiduciaries     Pension & profit-sharing plans                      6,512
                Trusts                                              5,818
                Custodians for minors                               3,136
                Estates                                               229
Institutions    Corporate organizations                               519
                Religious, charitable & welfare organizations         296
                Banks, credit unions & insurance companies            175
                Cemeteries & hospitals                                 59
                Government agencies                                    44
                Colleges & universities                                26
Individuals     Single & joint accounts & IRAs                     64,865
Other                                              58,054
Total Accounts in the Fund on 11/30/95                            139,733

Important Information

The SEC yield is calculated on the maximum offering price of $2.89 on 12/31/95, using a standard method which does not take into account certain portfolio strategies. The Fund's distribution rate differs from SEC yield primarily because the Fund purchases short- and intermediate-term high-coupon securities at a premium and distributes to shareholders all of the interest income on those securities without amortizing the premiums. This practice is consistent with applicable tax regulations and generally accepted accounting principles, but may result in a decrease in the net asset value of shares of the Fund as the market value of the premium securities decreases over time. Dividends paid from this interest income are taxable to shareholders as ordinary income.

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The Lehman Brothers Long Government Bond Index is unmanaged. If interest rates rise, the value of bonds purchased by the Fund would decrease, causing a decrease in the Fund's share value. If used as sales material after 3/31/96, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets November 30, 1995

                                                                                        Principal    Market Value
                        Security                                                           Amount       (Note 1a)
-----------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES 99.21%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury           U.S. Treasury Strips due 5/15/2003                              $210,000M $   137,779,688
36.76%                  U.S. Treasury Bonds 71/2% due 11/15/2024                          70,000M      81,856,250
                        U.S. Treasury Bonds 75/8% due 11/15/2022                         125,000M     147,285,156
                        U.S. Treasury Notes 63/8% due 1/15/2000                           75,000M      77,343,750
                        U.S. Treasury Notes 71/8% due 10/15/1998                         182,000M     190,190,000
                        U.S. Treasury Notes 71/4% due 8/15/2004                          200,000M     219,875,000
                        U.S. Treasury Notes 103/4% due 8/15/2005                          76,000M     103,395,625
                        U.S. Treasury Notes 115/8% due 11/15/2004                        175,000M     245,464,844
                        Total                                                                       1,203,190,313
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
U.S. Government         Federal Home Loan Mortgage Corp. 7.215% due 7/27/2005             25,000M      25,828,125
Agencies                Federal National Mortgage Association 7.65% due 3/10/2005         23,000M      25,490,469
1.57%                   Total                                                                          51,318,594
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan       5% due 1998 to 1999                                              12,260M       12,011,100
Mortgage Corporation    5 1/2% due 10/1/1998                                             64,861M       64,070,663
Pass-Through Securities 8 1/2% due 1/1/2020                                              50,718M       52,738,792
4.53%                   10% due 2/1/2017                                                 17,800M       19,469,208
                        Total                                                                         148,289,763
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
Federal National        6 1/2% due on an announced basis                                100,000M       99,687,500
Mortgage Association    7% due on an announced basis                                    726,200M      728,796,783
Pass-Through Securities 7 1/2% due on an announced basis                                375,000M      382,572,656
40.68%                  8% due on an announced basis                                    100,000M      102,984,375
                        8% due 5/1/2023                                                  16,902M       17,450,847
                        Total                                                                       1,331,492,161
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
Government National     8% due on an announced basis                                    231,000M      239,048,906
Mortgage Association    8% due 2024                                                      25,008M       25,898,494
Pass-Through Securities 8 1/4% due 2029                                                  21,482M       21,867,935
15.67%                  8 1/2% due 2028 to 2034                                          21,823M       22,266,270
                        8 3/4% due 2026 to 2031                                          10,153M       10,436,765
                        9% due 2010 to 2029                                              87,774M       92,883,561
                        9 1/4% due 2023 to 2026                                          46,149M       48,507,171
                        9 3/4% due 9/15/2023                                              8,936M        9,025,181
                        10% due 2016 to 2020                                             37,094M       40,765,215
                        10 1/4% due 6/15/2023                                             2,083M        2,104,249
                        Total                                                                         512,803,747
                                                                                                  ===============
-----------------------------------------------------------------------------------------------------------------
                        Total Investments in Securities (Cost $3,182,003,819)                      $3,247,094,578
-----------------------------------------------------------------------------------------------------------------

Statement of Net Assets November 30, 1995

                                                                                        Principal    Market Value
                        Security                                                           Amount       (Note 1a)
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES .79%
------------------------------------------------------------------------------------------------------------------
Other   Short-Term       Federal Home Loan Banks 12% due 3/18/1996                      $ 50,000M   $   50,671,875
Assets  Securities,      Federal Home Loan Banks 12 1/2% due 4/18/1996                    50,000M       51,031,250
        at Market        Federal Home Loan Banks 13% due 11/15/1996                      150,000M      160,406,250
                         Federal Home Loan Banks 13 1/2% due 1996                        349,000M      366,972,813
                         Federal Home Loan Mortgage Corp. 12% due 3/13/1996               50,000M       50,765,625
                         Federal Home Loan Mortgage Corp. 12 3/4% due 3/15/1996           50,000M       51,007,813
                         Federal Home Loan Mortgage Corp. 13 1/2% due 1996               250,000M      263,262,500
                         Federal National Mortgage Association 12% due 3/11/1996          50,000M       50,671,875
                         Federal National Mortgage Association 13 1/2% due 9/11/1996     150,000M      158,578,125
                         Federal National Mortgage Association 14% due 11/22/1996         50,000M       54,031,250
                         U.S. Treasury Notes 9 3/8% due 4/15/1996                        249,830M      253,304,198
                         Total (Cost $1,550,734,493)                                                 1,510,703,574
------------------------------------------------------------------------------------------------------------------
  Receivable for:        Securities sold                                                               512,293,431
                         Other                                                                          60,773,237
                         Total Other Assets                                                          2,083,770,242
------------------------------------------------------------------------------------------------------------------
Liabilities Payable for: Securities purchased                                                        2,029,983,891
                         Other                                                                          28,015,621
------------------------------------------------------------------------------------------------------------------
                         Total Liabilities                                                           2,057,999,512
------------------------------------------------------------------------------------------------------------------
                         Total Other Assets, Less Liabilities                                           25,770,730
------------------------------------------------------------------------------------------------------------------
Net Assets               (equivalent to $2.73 a share on 1,200,734,492 shares of
100.00%                  $1.00 par value capital stock outstanding; authorized,
                         1,700,000,000 shares)                                                      $3,272,865,308
------------------------------------------------------------------------------------------------------------------
                         See Notes to Financial Statements.

Statement of Operations For the Year Ended November 30, 1995
Investment Income
------------------------------------------------------------------------------------------------------------------
Income                  Interest                                                                     $ 318,231,289
---------------------------------------------------------------------------------------------------- -------------
Expenses                Management fee (Note 5)                                     $    16,286,000
----------------------------------------------------------------------------------- ---------------- -------------
                        12b-1 distribution plan (Note 5)                                  8,311,589
----------------------------------------------------------------------------------- ---------------- -------------
                        Shareholder servicing                                             4,000,000
----------------------------------------------------------------------------------- ---------------- -------------
                        Reports to shareholders                                             310,000
----------------------------------------------------------------------------------- ---------------- -------------
                        Audit and legal                                                     185,000
----------------------------------------------------------------------------------- ---------------- -------------
                        Registration                                                         25,000
----------------------------------------------------------------------------------- ---------------- -------------
                        Other                                                               358,735
----------------------------------------------------------------------------------- ---------------- -------------
                        Total expenses                                                                  29,476,324
----------------------------------------------------------------------------------- ---------------- -------------
                        Net investment income                                                          288,754,965
----------------------------------------------------------------------------------- ---------------- -------------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
----------------------------------------------------------------------------------- ---------------- -------------
Realized loss from security transactions
----------------------------------------------------------------------------------- ---------------- -------------
                        Proceeds from sales                                          26,994,318,569
----------------------------------------------------------------------------------- ---------------- -------------
                        Cost of securities sold                                      27,025,466,127
----------------------------------------------------------------------------------- ---------------- -------------
                        Net realized loss                                               (31,147,558)
----------------------------------------------------------------------------------- ---------------- -------------
Unrealized appreciation (depreciation) of investments
----------------------------------------------------------------------------------- ---------------- -------------
                        Beginning of year                                              (173,585,976)
----------------------------------------------------------------------------------- ---------------- -------------
                        End of year                                                      25,059,840
----------------------------------------------------------------------------------- ---------------- -------------
                        Net unrealized appreciation of investments                      198,645,816
----------------------------------------------------------------------------------- ---------------- -------------
                        Net realized and unrealized gain on investments                                167,498,258
----------------------------------------------------------------------------------- ---------------- -------------
Net Increase in Net Assets Resulting from Operations                                                  $456,253,223
----------------------------------------------------------------------------------- ------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                        Year Ended November 30,
Increase (Decrease) in Net Assets                                                       1995               1994
----------------------------------------------------------------------------------- ------------------------------
Operations              Net investment income                                         $ 288,754,965  $ 320,699,269
----------------------------------------------------------------------------------- ---------------- -------------
                        Net realized loss from securities transactions                  (31,147,558)  (349,270,920)
----------------------------------------------------------------------------------- ---------------- -------------
                        Net unrealized appreciation (depreciation) of investments       198,645,816   (134,045,232)
----------------------------------------------------------------------------------- ---------------- -------------
                        Net increase (decrease) in net assets resulting from
                         operations                                                     456,253,223   (162,616,883)
----------------------------------------------------------------------------------- ---------------- -------------
Distributions to shareholders
----------------------------------------------------------------------------------- ---------------- -------------
                        Net investment income                                          (285,314,674)  (320,169,990)
----------------------------------------------------------------------------------- ---------------- -------------
                        Net realized gain from security transactions                              -    (55,523,286)
----------------------------------------------------------------------------------- ---------------- -------------
                        Total distributions                                            (285,314,674)  (375,693,276)
----------------------------------------------------------------------------------- ---------------- -------------
Capital share transactions
----------------------------------------------------------------------------------- ---------------- -------------
                        Net proceeds from sales of 105,218,789 and 153,323,760
                         shares, respectively                                           280,447,588    431,760,453
----------------------------------------------------------------------------------- ---------------- -------------
                        Net asset value of 48,162,712 and 61,959,642 shares,
                         respectively, issued to shareholders in reinvestment of
                         net investment income and realized gains from security
                         transactions                                                   128,344,564    173,697,048
----------------------------------------------------------------------------------- ---------------- -------------
                         Total                                                          408,792,152    605,457,501
----------------------------------------------------------------------------------- ---------------- -------------
                         Cost of 202,386,336 and 269,024,754 shares reacquired,
                         respectively                                                   (538,877,858) (745,002,756)
----------------------------------------------------------------------------------- ---------------- -------------
                         Decrease in net assets derived from capital share
                          transactions (net decrease of 49,004,835 and 53,741,352
                          shares, respectively)                                        (130,085,706)  (139,545,255)
----------------------------------------------------------------------------------- ---------------- -------------
Increase (decrease) in net assets                                                        40,852,843   (677,855,414)
----------------------------------------------------------------------------------- ---------------- -------------
Net Assets
------------------------------------------------------------------------------------------------------------------
                        Beginning of year                                             3,232,012,465  3,909,867,879
----------------------------------------------------------------------------------- ---------------- -------------
                        End of year (including undistributed net investment income
                         of $21,354,857 and $17,914,566, respectively)               $3,272,865,308 $3,232,012,465
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Financial Highlights


                                                                                           Year Ended November 30,
Per Share Operating Performance:                                   1995           1994         1993         1992          1991
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $     2.59     $     3.00    $     2.94   $     2.94    $     2.83
                                                             ----------     ----------    ----------   ----------    ----------
       Income from investment operations
            Net investment income                                  .235           .247          .239         .267          .282
                                                             ----------     ----------    ----------   ----------    ----------
            Net realized and unrealized gain (loss)
             on investments                                        .136         (.3685)         .070        (.003)         .105
                                                             ----------     ----------    ----------   ----------    ----------
            Total from investment operations                       .371         (.1215)         .309         .264          .387
                                                             ==========     ==========    ==========   ==========    ==========
       Distributions
            Dividends from net investment income                  (.231)         (.246)        (.249)       (.264)        (.277)
            Distribution from net realized gain                      --         (.0425)           --           --            --
                                                             ----------     ----------    ----------   ----------    ----------
  Net asset value, end of year                               $     2.73     $     2.59    $     3.00   $     2.94    $     2.94
                                                             ----------     ----------    ----------   ----------    ----------
  Total Return*                                                   14.89%         (4.24)%       10.70%        9.24%        14.35%
                                                             ----------     ----------    ----------   ----------    ----------
  Ratios/Supplemental Data:
            Net assets, end of year (000)                    $3,272,865     $3,232,012    $3,909,868   $3,275,052    $2,293,345
                                                             ----------     ----------    ----------   ----------    ----------
      Ratios to Average Net Assets:

            Expenses                                                .90%           .90%          .89%         .87%          .94%
                                                             ----------     ----------    ----------   ----------    ----------
            Net investment income                                  8.85%          8.92%         7.94%        9.18%         9.63%
                                                             ----------      ---------    ----------   ----------    ----------
       Portfolio turnover rate                                   544.31%        790.57%       586.18%      458.70%       544.19%
                                                             ==========      =========    ==========   ==========    ==========

*Total return does not consider the effects of sales loads.
 See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies
The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

(a) Market value is determined as follows: Government securities (long- and short-term) are valued at the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Distributions to shareholders are recorded on the ex-dividend date. Discounts on strips are accrued to maturity using the constant yield method. The Company has elected not to amortize the premiums on U.S. Government bonds, which is consistent with the treatment for federal income tax purposes.

2. Distributions
Dividends from net investment income are declared daily and paid monthly.
Net realized gain from security transactions, if any, is distributed to shareholders in the succeeding year. Accumulated net realized loss at November 30, 1995 for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $380,418,478 which expires in 2002 and 2003.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. These differences are primarily caused by differences in the timing of recognition of certain components of income, expenses or capital gains and losses. Where such differences are permanent in nature, they are reclassified based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of the Fund.

3. Capital Paid In
At November 30, 1995, capital paid in aggregated $3,606,869,089.

4. Portfolio Securities
The Company loans its portfolio securities to brokers. As of November 30, 1995, the market value of securities on loan to brokers was $393,689,819 for which the Company has obtained collateral aggregating $395,273,625 consisting of cash and U.S. Treasury securities.

Purchases and sales of investment securities (other than short-term investments) aggregated $24,511,424,049 and $25,207,893,890, respectively. Security gains and losses are computed on the identified cost basis.
As of November 30, 1995, net unrealized appreciation of investments for federal income tax purposes aggregated $25,059,840 of which $65,957,904 related to appreciated securities and $40,898,064 related to depreciated securities.

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

5. Management Fee and Other Transactions with Affiliates Lord, Abbett & Co. received a management fee of $16,286,000 for which it supplied investment management, research, statistical and advisory services and paid officer's remuneration and certain other expenses of the Company. For the services performed, the Company paid a fee at the rate of .50 of 1% per annum of the portion of its average daily net assets not in excess of $3,000,000,000 plus .45 of 1% of such assets over $3,000,000,000. Lord, Abbett & Co. also received $1,206,955 representing payment of commissions on sales of capital stock of the Company after deducting $7,684,528 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord, Abbett & Co.

The Company adopted a Rule 12b-1 Plan providing for the quarterly payment of compensation to dealers of (1) an annual service fee of .25% of the average daily net asset value of shares issued on and after September 1, 1985 and .15% of the average daily net asset value of such shares sold prior to that date and
(2) a one-time 1% distribution fee, at the time of sale, on such shares sold at net asset value of $1 million or more.

6. Directors'  Remuneration
The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $68,896 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of November 30, 1995, the aggregate amount in Directors' accounts maintained under the plan was $565,737. Retirement costs accrued during the period amounted to $38,189.

Independent Auditors' Report
The Board of Directors and Shareholders,
Lord Abbett U.S. Government Securities Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett U.S. Government Securities Fund, Inc. as of November 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett U.S. Government Securities Fund, Inc. at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
January 5, 1996

This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

Our Management

Board of Directors
Ronald P. Lynch
Robert S. Dow
E. Thayer Bigelow*+
Stewart S. Dixon*
John C. Jansing*
C. Alan MacDonald*+
Hansel B. Millican, Jr.*+
Thomas J. Neff*
* Outside Director
+ Audit Committee

Officers
Ronald P. Lynch, Chairman
Robert S. Dow, President
Zane E. Brown, Executive Vice
President and Portfolio Manager
Kenneth B. Cutler, Vice President
and Secretary
Stephen I. Allen, Vice President
Daniel E. Carper, Vice President
Thomas S. Henderson, Vice President
Robert G. Morris, Vice President
E. Wayne Nordberg, Vice President
John J. Walsh, Vice President
John J. Gargana, Jr., Vice President
Paul A. Hilstad, Vice President
and Assistant Secretary
Thomas F. Konop, Vice President
and Assistant Secretary
Victor W. Pizzolato, Vice President
David Seto, Vice President
Keith F. O'Connor, Treasurer
Joseph Van Dyke, Assistant Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary
A. Edward Oberhaus III,
Assistant Secretary

Investment Manager and
Underwriter
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian
The Bank of New York

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY

Copyright (c) 1996 by Lord Abbett U.S. Government Securities Fund, Inc., 767 Fifth Avenue
New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett U.S. Government Securities Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

A Tradition of Performance Through

Disciplined
Investing

[PHOTO APPEARS HERE]

(seated)
Robert S. Dow, partner, chief
investment officer and president
of all Lord Abbett's funds

(standing, left to right)
Michelle C. Katovitz, analyst

Zane E. Brown, director of fixed
income and portfolio manager--
Lord Abbett U.S. Government
Securities Fund

David Seto, portfolio manager

A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 42 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.

About Your Fund's
Board of
Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience; Lord Abbett U.S. Government Securities Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, John C. Jansing.

John C. Jansing,
Director--Lord Abbett U.S.
Government Securities Fund

[PHOTO JOHN C. JANSING]


An alumnus of Dartmouth College, Mr. Jansing is the founder and retired Chairman of Independent Election Corporation of America, a proxy tabulating firm. His diversified business career has spanned 40 years and includes extensive experience in the investment company industry.

Mr. Jansing has served on the American Stock Exchange Board of Governors as well as on a Securities and Exchange Commission Special Advisory Committee on Investment Advisors. He has been an independent director for all of Lord Abbett's funds since 1978.

Investing in the
Lord Abbett
Family of Funds


Growth
        Growth
        Funds

        Developing Growth Fund

        Value Appreciation Fund

        Global Fund--
        Equity Series

Growth & Income Funds
        Affiliated Fund

        Fundamental Value Fund

Balanced
Fund
        Investment Trust--
        Balanced Series

Income
Funds
        U.S. Government
        Securities Fund*

        Bond-Debenture
        Fund

        Global Fund--
        Income Series

        Investment
        Trust--Limited
        Duration U.S.
        Government
        Securities
        Series*

Tax-Free Income Funds
        . National
        . California
        . Connecticut
        . Florida
        . Georgia
        . Hawaii
        . Michigan
        . Minnesota
        . Missouri
        . New Jersey
        . New York
        . Pennsylvania
        . Texas
        . Washington

Income
Money Market Fund
        U.S. Government
        Securities
        Money Market
        Fund+

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett U.S. Government Securities Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in this Fund is neither insured nor guaranteed by the U.S.Government and there can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.